TIFF Investment Program (“TIP”)

Supplement dated December 15, 2020

to the TIP Prospectus dated April 29, 2020, as Supplemented October 1, 2020

This supplement provides new and additional information to the TIP prospectus dated April 29, 2020, as supplemented October 1, 2020.

On December 11, 2020, the Board of Trustees of TIP (“Board”) approved an amendment to the money manager agreement and amended and restated fee schedule, to be effective December 14, 2020, with existing money manager for Multi-Asset Fund (“MAF”), Strategy Capital, LLC (“Strategy Capital”), which reduced the blended asset-based fee rate payable pursuant to the agreement.

The following paragraph replaces the paragraph regarding Strategy Capital in the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 26 of the prospectus:

Strategy Capital, LLC (One First Street, Suite 13, Los Altos, CA 94022) is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly and calculated on all assets comprising the portfolio, decreases as Strategy Capital’s assets under management, excluding TIFF assets and assets of Strategy Capital and its affiliates (“Total Manager Assets”), increases. For purposes of this calculation, “TIFF assets” means the daily average over the applicable period of Multi-Asset Fund assets plus the assets of other funds advised by TAS or its affiliates that are managed by Strategy Capital. Effective December 14, 2020, the asset-based fee rate is a blended rate calculated by (i) applying 0.75% on the first $100 million of Total Manager Assets; 0.20% on Total Manager Assets greater than $100 million and less than or equal to $400 million; 0.15% on Total Manager Assets greater than $400 million and less than or equal to $2 billion; and 0.10% on all remaining Total Manager Assets in excess of $2 billion, (ii) summing the result of each calculation, and (iii) dividing by Total Manager Assets. Prior to December 14, 2020, the asset-based fee rate ranged from 0.75% per year when Total Manager Assets were less than or equal to $100 million to a blended rate between 0.1875% and 0.10% per year when Total Manager Assets exceeded $2 billion, with five total breakpoints. For the performance-based fee, the manager receives a certain percentage of the amount by which the value of the account exceeds the value of a hurdle account, determined by reference to the S&P 500 Total Return Index, calculated over 12-month periods ending December 31. The performance-based fee rate is also a function of Total Manager Assets. If Total Manager Assets are (i) less than or equal to $100 million, the performance-based fee rate is 10%; (ii) more than $100 million and less than or equal to $200 million, the performance-based fee rate is 15%; (iii) more than $200 million and less than or equal to $2 billion, the performance-based fee rate is 20%; (iv) more than $2 billion and less than or equal to $2.5 billion, the performance-based fee rate is 15%; or (v) more than $2.5 billion, the performance-based fee rate is 10%. Hamilton Helmer (Co-Founder, Chief Investment Officer) and John Rutherford (Co-Founder, Chief Operating Officer and Chief Compliance Officer) founded Strategy Capital in 2013. Prior to founding Strategy Capital, Mr. Helmer was a professor at Stanford University and the founder and managing partner of Helmer & Associates, a strategy consultancy that served major corporate clients. Prior to founding Strategy Capital, Mr. Rutherford was a co-founder of Parthenon Capital Partners, a mid-market private equity firm.

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Also, on December 11, 2020, the TIP Board approved an assumption of the money manager agreement between MAF and Amundi Pioneer Institutional Asset Management, Inc. (“APIAM”) by Amundi Pioneer Asset Management, Inc. (“APAM”). As part of an Amundi rebranding, APIAM will merge into its affiliate APAM, effective on or about January 1, 2021, and the merger will result in the transfer of MAF’s money manager agreement with APIAM to APAM by operation of law. Therefore, all references to Amundi Pioneer Institutional Asset Management, Inc. or APIAM are replaced with Amundi Pioneer Asset Management, Inc. or APAM, respectively.

Please keep this supplement for future reference.